EXHIBIT 32.1

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                          UNDER 18 U.S.C. SECTION 1350

         With reference to the Quarterly Report of Redwood Empire Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, James E. Beckwith, Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                              /s/ James E. Beckwith
                              --------------------------------------------
                              James E. Beckwith
                              Executive Vice President, Chief Financial Officer and Chief Operating Officer

                              August 11, 2003



         A signed original of this written statement required by Section 906 has been provided to Redwood Empire Bancorp and will be retained by Redwood Empire Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 32.2

                      STATEMENT OF CHIEF EXECUTIVE OFFICER
                          UNDER 18 U.S.C. SECTION 1350

         With reference to the Quarterly Report of Redwood Empire Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Patrick W. Kilkenny, President and Chief Executive Officer of the Company, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Patrick W. Kilkenny
                                          -----------------------
                                          Patrick W. Kilkenny
                                          President and Chief Executive Officer


                                          August 11, 2003




          A signed original of this written statement required by Section 906 has been provided to Redwood Empire Bancorp and will be retained by Redwood Empire Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.